EXHIBIT 10.66

SECOND AMENDMENT TO
SERIES D CONVERTIBLE STOCK PURCHASE AGREEMENT

This Second Amendment, dated as of August 29, 2008 (the “Amendment”), is to that certain Series D Convertible Stock Purchase Agreement, which was dated as of June 13, 2007, as amended on August 29, 2008, by and among BPO Management Services, Inc. (the “Company”) and the purchasers listed on Exhibit A thereto (the “Purchasers”).  The Company and the Purchasers are, together, the “Parties.”  Capitalized terms used but not defined herein shall have the meaning as set forth in the Stock Purchase Agreement (defined below).

RECITALS

WHEREAS, the Parties entered into that certain Series D Convertible Preferred Stock Purchase Agreement, dated June 13, 2007, pursuant to which the Purchasers purchased shares of the Company’s Series D Convertible Preferred Stock and warrants to purchase shares of the Company’s Series D-2 Convertible Preferred Stock and Common Stock;

WHEREAS, the Parties amended the Stock Purchase Agreement on August 29, 2008 to amend certain provisions as described therein (as amended, the “Stock Purchase Agreement”); and

WHEREAS, the Company has requested that certain provisions of the Stock Purchase Agreement be amended in the manner set forth hereinbelow, and certain of the Purchasers, amounting to holders of at least 75% of the Preferred Shares then outstanding, have agreed to amend the Stock Purchase Agreement, thereby amending the Stock Purchase Agreement for all Purchasers, as stated in Section 9.3 of the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and covenants made herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1
AMENDMENT

1. Deletion of Section of Stock Purchase Agreement.  Section 3.25 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following:  “[Reserved].”

ARTICLE 2
MISCELLANEOUS PROVISIONS

2. Miscellaneous Provisions.

2.1 No Further Amendments.  Except as amended by this Amendment and as required for conformity to the previous amendments to the Warrants and to the previous consents of the Purchasers, the Stock Purchase Agreement remains unmodified and in full force and effect.  In the event of any inconsistency between the provisions of the Stock Purchase Agreement, the Warrants (as previously amended), and the provisions of this Amendment, the provisions of this Amendment shall prevail.  This Amendment may only be modified or amended by a written agreement in the manner provided by the Stock Purchase Agreement.

2.2 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.  Facsimiles or portable document files transmitted by e-mail containing original signatures shall be deemed for all purposes to be originally signed copies of the documents which are the subject of such facsimiles or files.

2.3 Binding on Successors. This Amendment shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

2.4 Entire Agreement.  The Stock Purchase Agreement, as amended hereby, the Warrants, as previously amended, the D and D-2 Preferred Stock Designations, as previously amended, the Certificate of Designation of the Relative Rights and Preferences of the Series F Convertible Preferred Stock, and the Warrant Exchange Agreement collectively contain the entire understanding among the Parties and supersede any prior written or oral agreements among them respecting the subject matter contained herein.  There are no representations, agreements, arrangements or understandings, oral or written, among the Parties relating to the subject matter hereof that are not fully expressed herein and therein.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed or have caused a duly authorized officer to execute this Amendment all effective as of the day and year first above written.

THE COMPANY:

BPO MANAGEMENT SERVICES, INC.,
a Delaware corporation

By:	/s/ Patrick A. Dolan
Name:	Patrick A. Dolan
Its:	Chief Executive Officer

THE PURCHASERS:

The undersigned hereby consents to the amendment set forth herein.

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name:	Adam Benowitz
Its:	Director

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

By:	/s/ Russell Cleveland
Russell Cleveland President

RENAISSANCE US GROWTH INVESTMENT TRUST PLC

By:	/s/ Russell Cleveland
Russell Cleveland President

US SPECIAL OPPORTUNITIES TRUST PLC

By:	/s/ Russell Cleveland
Russell Cleveland President

PREMIER RENN US EMERGING GROWTH FUND LTD.

By:	/s/ Russell Cleveland
Russell Cleveland President

BRIDGEPOINTE MASTER FUND LTD.

By:
Name: Title:

HELLER CAPITAL INVESTMENTS LLC

By:	/s/ Ronald J. Heller
Name: Ronald J. Heller Title: Chief Executive Officer